                                                                   Exhibit 10.25

                               SUB-LEASE AGREEMENT

Agreement of sublease made as of this 4th day of December 1995, between GAB Robins North America, Inc., a Corporation having its principal office at 9 Campus Drive, Suite 7, P.O. Box 316 Parsippany, N.J., party of the first part, hereafter referred to as the Tenant, and Batter Bake, Inc. party of the second part, hereafter referred to as Subtenant.

Witnesseth, Tenant hereby subleases to Subtenant and Subtenant hereby hires from Tenant, approximately 19,037 square feet of Warehouse space located at 222 New Road "The Premises", in the City of Parsippany, State of New Jersey, for the term of one (1) year eight (8) months to commence on the 1st day of January, 1996, and to end on the 30th day of August, 1997, both dates inclusive, at an annual rental rate of $85,666.50 or $7,138.88 per month which subtenant agrees to pay in lawful money of the United States in equal monthly installments in advance on the first day of each month commencing March 1, 1996 during said term, at the office of the Tenant or such other place as Tenant may designate upon the following covenants and understandings:

         1. Total rent payments over the term (1/1/96 to 8/30/97) will be $128,499.84 (excluding water and electric). Occupancy will be from January 1, 1996 contingent upon approval of Emery Worldwide and New Road Associates.

         2. In addition to the rent noted above, the Subtenant will be responsible for all electric and water costs attributable to the premises.

         3. That Tenant holds possession of leased premises under a sublease with Purolator Courier dated the 22nd day of July, 1991 (plus Amendments dated 2/28/92), for a term to expire on the 31st day of August, 1997. A copy of the provisions of said sublease and Amendments and Master Lease dated June 17, 1987 between New Road Associates and Purolator Courier Corp. are attached am Exhibit A. Subtenant agrees that it is subject to all provisions of said lease as they apply to the premises covered by this Sublease as if such provisions were incorporated in this Sublease.

         4.       That Subtenant shall pay the rent as above provided.

         5. That Subtenant shall use and occupy demised premises for Warehouse, Storage, and General Offices for the conduct of Subtenant's business.

         6. That Subtenant assumes all liability of the Tenant as provided in its lease with sublessor (Purolator Courier Corp.) as it applies to the premises covered by this sub-lease except for such items concerning term, rent or additional rent, and any items inconsistent with the terms and conditions of this sublease.

         7. That Tenant grants to Subtenant all benefits granted to Tenant under its lease with sublessor as it applies to the premises covered by this Sublease.

         8. That Subtenant shall indemnify, defend and hold harmless GAB Robins North America, Inc., its agents, servants and employees with respect to all such claims, demands, actions, damages, costs and expenses which are the result of or in any way arise out of this Sublease agreement or the Subtenant's occupying, utilizing, or possessing space under this sublease agreement.

         9. Security Deposit - Upon execution of this Sublease, Subtenant has deposited $7,138.88 with Tenant to secure the performance by Subtenant of its obligations hereunder. Upon any default by Subtenant hereunder, Tenant may without prejudice to any other remedy use such security deposit to pay any due but unpaid rent and additional rent and any other cost, damage, or liability incurred by Subtenant in connection with such default. Any remaining balance of such security deposit shall be returned by Tenant to Subtenant upon expiration of this sublease. Such security deposit shall not be considered an advance payment of rent or a measure of Tenant's damages in the event of default hereunder.

         10. Consent - (a) If the OverLandlord's consent to this Sublease is required under the Master Lease, and Tenant does not receive such consent within sixty (60) days from the date hereof, either Tenant or Subtenant may cancel this sublease by written notice to the other. In the event of such cancellation, Tenant shall return all payments made by Subtenant hereunder, and Tenant and Subtenant shall have no further obligations hereunder.

                  (b) It is understood and agreed that whenever in the Master Lease it is provided that the Landlord's consent is required for any action on the part of the Subtenant, for purposes of this Sublease the consent of both the Landlord, Sublessor, and Tenant shall be required.

         11. Condition of Premises; Alterations. Subtenant agrees that it is entering into this Sublease without any representations or warranties by Tenant, its agents, representatives, employees, brokers or any other person, as to the present or future condition of the Premises or the appurtenances thereof or any improvements therein or thereon. Subtenant agrees to take the Premises in their present condition "as is". Tenant shall have no obligation to make any alterations or repairs, perform any work or furnish any materials in the Premises. Subtenant shall make no alteration in the Premises without Tenant's prior written consent (which shall not be unreasonably withheld or delayed) and without first furnishing Tenant with a copy of OverLandlord's consent thereto. Upon expiration or termination of this Sublease, Subtenant shall remove all its property from the Premises and shall quit and surrender the Premises in the same condition required by the Master Lease.

         12. Brokers. Subtenant represents to Tenant that the only agent or broker with whom Subtenant has dealt in connection with this Sublease is Cushman & Wakefield, Inc.

         13. Notices. Any notice hereunder to either party shall be in writing and shall be deemed to be given when delivered personally or by overnight courier services or mailed by first-class, registered or certified mail, postage prepaid, return receipt requested, or delivered by electronic transfer device confirmed by registered or certified mail, postage prepaid, return receipt requested, in each case to such party at its address set forth below:

                  TO      TENANT: GAB ROBINS NORTH AMERICA, INC.
                          9 CAMPUS DRIVE, SUITE 7, P.O. BOX 316
                          PARSIPPANY,  N.J.  07054-0316

                  TO      SUBTENANT:_____________________________________
                          _______________________________________________
                          _______________________________________________
                          _______________________________________________

         14. Miscellaneous. This Sublease signed by both parties constitutes the entire agreement and understanding between the parties hereto, and there are no other terms, covenants, obligations, or representations, oral or written, of any kind whatsoever. This Sublease may not be amended, and no rights hereunder or provision hereof may be waived, except by written instrument signed by both parties. The failure of Tenant to insist upon strict performance of any provision of this Sublease, or to exercise any right hereunder, in any one or more instances, shall not be construed as a waiver or relinquishment of any such provision or right, but the same shall remain in full force and effect. This Sublease shall be binding upon, and inure to the benefit of, the respective successors, assignees, heirs and legal representatives of the parties. This Sublease shall be governed by the laws of the State of New Jersey.

In witness whereof, Tenant and Subtenant have respectively signed and sealed this lease as of the day and year first above written.

                                                (Subtenant)

                                                By/s/   Philip Grabow
                                                  ------------------------------
                                                        BATTER BAKE, INC.


                                                 GAB Robins North America, Inc.


Approved:                                        By/s/
                                                  ------------------------------
                                                       NATIONAL REAL ESTATE/
By/s/                                            By      FACILITIES MANAGER
-------------------------------                   ------------------------------
         EMERY WORLDWIDE                              [Authorized Signatory]
(SUCCESSOR TO PUROLATOR COURIER
 CORP. - SUBLESSOR)
[Authorized Signatory]

Approved:
By:
   -----------------------------
         NEW ROAD ASSOCIATES

                                    EXHIBIT A
                                    ---------

ATTACHMENTS

Sublease dated 7/22/91 between Purolator Courier/Consolidated Freight, Sublandlord's predecessor in interest and GAB Business Services, Inc. (Tenant's predecessor in interest).

Sublease Amendment dated 2/28/92 between Emery Worldwide (as successor to Purolator Courier Corp.) and GAB Business Services, Inc.

Overlease (Master Lease) dated June 17, 1987 between Purolator Courier Corp. and New Road Associates.

                         LANDLORD'S CONSENT TO SUBLEASE

(1.) Tenant is and shall continue to remain fully and primarily liable to Landlord under the terms and conditions of the Lease Agreement between Landlord and Tenant for the full term of the Lease Agreement. Landlord specifically prohibits an Assignment of the Lease Agreement by Tenant. Tenant and Subtenant hereby acknowledge and agree that the Sublease Agreement between them is a Sublease and not an Assignment. This Agreement is a Consent to Sublease and is not a Consent to an Assignment. Landlord, Tenant and Subtenant acknowledge and agree that no future interaction or course of dealing developed between Landlord and Subtenant shall be deemed to transform the Sublease into an Assignment, or be deemed to indicate an intent on the part of Landlord to accept an Assignment of the Lease Agreement to Subtenant. Landlord's intent is clearly to accept and maintain a Sublease throughout the term of the Lease. Tenant.and Subtenant waive the right to assert the existence of an Assignment in any litigation between or among Landlord, Tenant and Subtenant.

(2.) Except as herein set forth, Landlord is bound only to the terms of the Lease Agreement with Tenant. Any Agreement between Tenant and Subtenant, which contains terms different from or other than those contained within the Lease Agreement, is not binding upon nor accepted by Landlord.

(3.) Tenant and Subtenant agree to indemnify Landlord and hold it harmless from damage or claim by any real estate broker in connection with the Sublease between Tenant and Subtenant, which indemnification shall include all commission claims, as well as all legal, expert and attorney fees incurred in defending any claim.

(4.) This Consent to Sublease cannot be changed or amended except by a writing signed by Landlord, Tenant and Subtenant.

DATE:  December 13, 1995
       -----------------------------------
LANDLORD:  New Road Associates
           -------------------------------
BY:  /s/ Salvatore V. Frassetto
    --------------------------------------
TITLE:  Partner
       -----------------------------------

                               SUBLEASE AMENDMENT

         This Sublease Amendment is entered into on February 28, 1992, by and between Emery Worldwide, as successor in interest to Purolator Courier Corp. (hereinafter "Sublessor") and G.A.B. Business Services, Inc. (hereinafter "Sublessee") as an amendment to the sublease dated July 22, 1991 by and between the Sublessor and Sublessee regarding the premises located at 222 New Road, Parsippany, New Jersey.

         Sublessor hereby agrees to sublease to Sublessee, and Sublessee agrees to sublease from Sublessor, the remainder of the approximately 19,037 square foot leased space at 222 New Road, Parsippany, New Jersey that was not previously subleased to Sublessee in the Sublease dated July 22, 1991, effective March 1, 1992 on the following terms and conditions. The additional area referred to herein as the "Additional Area" consists of approximately 5,057 square feet.

         The monthly minimum rental for the entire premises (including both the previously subleased area and the additional area) shall be $8,886.37 per month for the period from March 1, 1992 through June 30, 1992. The monthly minimum rental for the entire demised premises (including both the previously subleased area and the additional area) from July 1, 1992 through the end of the sublease on August 31, 1997 shall be $9,917.55. The minimum monthly rental includes building common maintenance charges and real estate taxes for base year 1991.

         Sublessor agrees to use its best efforts to insure the parking area behind the referenced space remains free from interference from other tenant's vehicles.

         All other terms and conditions of the above referenced sublease dated July 22, 1991 remain in full force and effect, except as expressly modified herein.

         The undersigned agree to the foregoing on the date first referenced above.


G.A.B. Business Services, Inc.      Emery Worldwide, as successor in interest to
                                    Purolator Courier Corp.

By:  /s/                            By:/s/
    ------------------------------     ---------------------------------
     [Authorized Signatory]
     Title:  Sr. Vice President        Title:  Vice President
           -----------------------            --------------------------

By:  /s/
    -----------------------------
     [Authorized Signatory]
     Title:  Asst. Vice President
           ----------------------

Addendum to Sublease dated July 22nd, 1991 by and between Purolator Courier Corporation and GAB Business Services, Inc.

         1. Purolator Courier Corporation acknowledges that it remains principally responsible for the full and faithful performance of all terms and conditions of the Lease Agreement through the expiration of the term of the Lease and any extensions thereto. The parties hereto acknowledge that Purolator's continued liability is a material inducement in Landlord's consent to the sublease of a portion of the demised premises to Sublessee.

         2. Sublessor and Sublessee represent to Landlord that there are no real estate brokers or salespersons involved with or entitled to any commission or other compensation in connection with the execution of the Sublease Agreement other than CB COMMERCIAL REAL ESTATE GROUP, INC. and Joseph Hilton and Associates, Inc. which obligations shall be paid by Sublessor in accordance with a written agreement between Sublessor and CB COMMERCIAL REAL ESTATE GROUP, INC., and Joseph Hilton and Associates, Inc. Sublessor and Sublessee agrees to indemnify the Landlord and holds it harmless from damage or claims by any real estate broker, including CB COMMERCIAL REAL ESTATE GROUP, INC., and Joseph Hilton and Associates, Inc., claiming a commission allegedly arising from acts of Sublessor and Sublessee. Such indemnification shall include, but shall not be limited to, all commission claims, as well as all costs, expenditures, legal fees and expert fees, reasonably incurred by the Landlord in defending any claim by any real estate broker. It is the sole intention of the parties hereto, that Sublessor and Sublessee shall be solely responsible for all commissions and claims for commission.

Sublessor:  Purolator Courier Corporation.

                  By:     /s/
                          ----------------------------------
                               [Authorized Signatory]
                  Title:
                          ----------------------------------


Sublessee:  GAB Business Service, Inc.

                  By:     /s/
                          ----------------------------------
                               [Authorized Signatory]
                  Title:  Leasing Manager
                          ----------------------------------

                                    SUBLEASE

                      CB Commercial Real Estate Group, Inc.
                            Brokerage and Management
                          Licensed Real Estate Brokers

1.       PARTIES.

         This Sublease dated July 22nd, 1991, is made between Purolator Courier Corporation/Consolidated Freight ("Sublessor"), and GAB Business Services, Inc. ("Sublessee").

2.       MASTER LEASE.

         Sublessor is the lessee under a written lease dated August 1, 1987, wherein New Road Associates ("Lessor") leased to Sublessor the real property located in the City of Parsippany, County of Morris, State of New Jersey, described as approximately 19,037 square feet of warehouse/distribution space located at 222 New Road ("Master Premises"). Said lease has been amended by the following amendments:
         None; said lease and amendment are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A".

3.       PREMISES.

         Sublessor hereby subleased to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): Approximately 13,980 Square Feet.

4.       WARRANTY BY SUBLESSOR.

         Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default of any of the provisions of the Master Lease.

5.       TERM.

         The Term of this Sublease shall commence on July 25, 1991 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on August 31, 1997 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of the Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least in ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation, the payment of rent.

6.       RENT.

         6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice of demand, at $6.00 Per Square Foot Per Year or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of Six Thousand Nine Hundred Ninety Dollars ($6,990.00) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of __________ ____________________ Dollars
                  ($__________) as rent for ______________________________
                  __________________________________________________. If the
                  Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions: Rent includes all provisions in Paragraphs 39 & 41 of Master Leases.

         6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent all operating utilities percent (___%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such time to time designate in a notice to the Sublessor. All notices and demands by Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to Sublessee.

         To Sublessor:    Property Manager, Emery Worldwide, P.O. Box 3477,
                          Portland, Oregon  97208-3477

         To Sublessee:  National Leasing Mgr., GAB Business Services Inc.,
                        9 Campus Drive, Parsippany, New Jersey 07054.

15.      CONSENT BY LESSOR.

         THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

Date:                                         Date:  7/9/91
    ----------------------------                  ------------------------------
Sublessor:  Purolator Courier Corporation/Sublessee: GAB Business Services, Inc.
             Consolidated Freight
          ----------------------

By:  /s/                                      By:  /s/
    ----------------------------                  ------------------------------
     [Authorized Signatory]                          [Authorized Signatory]
Title:                                        Title:  Sr. Vice President
      --------------------------                    ----------------------------


By:                                           By:  /s/
    ----------------------------                  ------------------------------
                                                       [Authorized Signatory]
Title:                                        Title:  Leasing Manager
    ----------------------------                    ----------------------------

                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.

Date:  7/30/91
     --------------------------------

Lessor:  New Road Associates
      -------------------------------

By:  /s/ Salvatore V. Frassetto
    ----------------------------------
         Salvatore V. Frassetto


Title:  Partner
      --------------------------------


By:
   -----------------------------------

Title:
      --------------------------------

-------------------------------------------------------------------------------
CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

-------------------------------------------------------------------------------

10A Insert - Additionally, Sublessee shall not be required to name Lessor and Lessor's mortgagees, agents, servants, employees and all persons claiming against the Lessor as additionally insured; this has already been provided for by the Sublessor. Sublessee shall furnish certificates of insurance upon receipt of written request.

7.       SUBLESSOR'S WORK.

         Sublessor shall deliver the warehouse space broom cleaned. The office area shall be painted and the carpet cleaned. All lights shall be in good working order at the commencement of this Sublease.

         Sublessee agrees to defend, indemnify and hold Sublessor harmless from and against any loss, damage or liability for property damage or bodily injury arising out of or resulting from the Sublessee's occupancy and use of the premises or any negligent or tortious act of Sublessee, its agents, employees or servants.

         Sublessee further agrees to waive their rights of subrogation against the Sublessor for claims or damages arising out of property or bodily injury occurring out of or resulting from the Sublessee's occupancy and use of the Premises unless such claim or action is the result of Sublessor's negligence.

This Agreement, BETWEEN NEW ROAD ASSOCIATES, A PARTNERSHIP ORGANIZED AND EXISTING PURSUANT TO THE LAWS OF THE STATE OF NEW JERSEY HAVING AND ADDRESS AT 2001 ROUTE 46, PARSIPPANY, NEW JERSEY 07054
                                                                 as Landlord and

PUROLATOR COURIER CORP., a Corporation of the State of New York, having an office at 131 Morristown Road, Basking Ridge, New Jersey 07920
                                                                       As Tenant

WITNESSETH: That the said Landlord has let unto the said Tenant and the said Tenant has hired from the said Landlord, the following premises:

19.037 square feet total area in a multi-tenancy building, with 1,000 square feet of finished office and restroom space on the first floor, and 18,037 square feet of warehouse space, commonly referred to as NEW ROAD, PARSIPPANY, NEW JERSEY as described and depicted in the floor plan attached hereto and identified as Exhibit "B".

for the term of TEN (10) YEARS.

         *                day of                        19   , and to end on the
    day of             19   to be used and occupied only for a 24 hour overnight
mail distribution business subject to compliance with all Municipal Ordinances regarding said

         *The term and rent obligation shall commence upon the date that a Certificate of Occupancy is provided for the demised premises or September 1, 1987, whichever occurs later upon the conditions and covenants following:

         1st: That the Tenant shall pay aggregate basic rent of ONE MILLION TWO HUNDRED FORTY ONE THOUSAND TWO HUNDRED TWELVE AND 20/100 Dollars ($1,241,212.20) to be paid in monthly installments in advance, without demand, at such address as Landlord may designate, on the first day of each month in the following amounts:

The rental rate for the first five (5) years of the lease term shall be 5.79 per sq. ft. which equated to $110,224.20 per year or $9,185.35 per month. The rental rate for the second five (5) years of the lease term shall be 7.25 per sq. ft. *

* which equates to $138,018.24 per year or $11,501.52 per month.

         2nd: That the Tenant shall take good care of the premises and shall at the Tenant's own cost and expense make all repairs specified to be Tenant's obligation in Article 30.

and at the end of other expirations of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

         3rd: That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureau applicable said premises, for the correction, prevention and abatement of issuances, violations or other grievances, in, upon or connected with said premises during said term: and shall also promptly comply with and execute all rules, orders and regulations of the Board of Fire Underwriters, or any other similar body, for the prevention of fires, at the Tenant's own cost and expense.

         4th: That in case the Tenant shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them, or in case the Tenant shall fail or neglect to make any necessary repairs*, then the Landlord or the Landlord's Agents may enter said premises and make said repairs and comply with any and all of the said ordinances, rules, orders, regulations or requirements, at the cost and expense of the Tenant and in case of the Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent and be due and payable as such, or the Landlord may deduct the same from the balance of any sum remaining in the Landlord's hands. This provision is in addition to the right of the Landlord to terminate this lease by reason of any default on the part of the Tenant.**

* & ** Continued on attached Rider

         5th: That the Tenant shall not assign this agreement, or underlet or underlease the premises or any part thereof, or occupy or permit or suffer the same to be occupied for any business purposes deemed disreputable or extra-hazardous on account of fire, under penalty of damages and forfeitures without Landlord's prior written consent, which shall not be unreasonably withheld. (See Para. 29A)

         6th: That no alterations, additions or improvements shall be made in or to the premises without the consent of the Landlord in writing, under penalty of damages and forfeitures, and all additions and improvements made by the Tenant shall belong to the Landlord. Continued on attached Rider.

         7th: In case of damages, by fire or other cause, to the building in which the leased premises are located, without the faults of the Tenant or of Tenant's agent or employers, if the damage is so extensive as to amount practically to the total destruction of the leased premises or of the building, or if the Landlord shall within * decide not to rebuild, this lease shall cease and come to an end and the rent shall be apportioned to the time of the damage. In all other cases where the leased premises are damaged without the fault of the Tenant or of the Tenant's agents or employees the Landlord shall repair the damage with reasonable dispatch after notice of damage, and if the damage has rendered the premises untenantable, in whole or in part, there shall be an apportionment of the rent until the damage has been repaired. In determining what constitutes reasonable dispatch consideration shall be given to delays caused by strikes, adjustments of insurance and other causes beyond the Landlord's control.

         8th: That said Tenant agrees that the said Landlord and Landlord's Agent and other representatives, shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours subject to reasonable prior notice for the purposes of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

         9th: The Tenant also agrees to permit the Landlord or Landlord's Agent to show the premises to persons wishing to hire or purchase the same: and the Tenant further agrees that during the six months most prior to the expiration of all terms, the Landlord or Landlord's Agent shall have the right to place notices on the front of said premises, or any part thereof ordering the premises "To Let" or "For Sale," and the Tenant hereby agrees to permit the same to remain thereon without hindrances or molestation.

         10th: That if the said premises, or say part thereof, shall become vacant during the said term, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord or Landlord's representative may re-enter the same and re-let the said premises as the Agent of the said Tenant and receive the rent thereof; applying the same, first to the payment of such expenses as the Landlord may be put to in re-entering and then to the payment of the rent due by these presents; the balance (if any) to be paid over to the Tenant who shall remain liable for any deficiency; Continued on attached Rider.

         11th: Tenant shall, replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

         12th: That the Tenant shall neither encumber, nor obstruct the sidewalk in front of, entrances to or halls and stairs said building, not allow the same to be obstructed or encumbered in any manner.

         13th: The Tenant shall neither place, not cause, nor allow to be placed, any sign or signs of any kind whatsoever at in or about the entrance to said premises nor any other part of same except in or at such place or places as may be indicated by the said Landlord and consented to by Landlord in writing, which consent shall not be unreasonably withheld or delayed. And in case the Landlord or Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint or to make any other repairs, alterations or improvements in or upon said premises or the building wherein same is situated or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at Landlord's expense whenever the said repairs, alterations or improvements shall have been completed.

         14th: It is expressly agreed and understood by and between the parties to this agreement, that the Landlord shall not be liable for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building, or from any damage or injury resulting or arising from any other cause or happening whatsoever, except Landlord's willful misconduct.

         15th: That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. Continued on attached Rider.

         16th: That this lease shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease irrespective of the date of recording and the Tenant agrees to execute any reasonable instrument without cost, which may be deemed necessary or desirable to further affect the subordination of this lease to any such mortgage or mortgages. Continued on attached rider.

         17th: The Tenant has this day deposited with the Landlord the sum of $31,027.73 as security for the full and faithful performance by the Tenant of all of the terms and conditions upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of the terms, covenants and conditions on the Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agreed to look to the new Landlord solely for the return of said security, and it is agreed that this shall apply to every transfer or assignment made for the security to a new Landlord.

         18th: That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

         19th: It is expressly understood and agreed that if for any reason it shall be impossible to obtain fire issuance on the buildings and improvements on the demised premises in an amount, and in the form, and in fire insurance companies acceptable to the Landlord the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term thereof, on giving to the Tenant three days' notice in writing of Landlord's intention so to do and upon the giving of such notice, this lease and the term thereof shall terminate and come to an end.

         20th: It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease, except as provided herein, or if default be made in the performance of any of the covenants and agreements this lease contained on the part of the Tenant to be kept and performed, except as provided herein, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government or of any and all their Departments and Bureaus, applicable to said premises as provided in Paragraph 3 or 4 herein, or if the Tenant shall file or there be filed against Tenant petitions in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt, or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate the lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and the lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to Legal Dept.-Purolator Courier Corp., 151

Morristown Road, Basking Ridge, New Jersey 07920-1652.  *See below.

         All notices required to be given to the Tenant may be given by mail addressed to the Tenant at the demised premises.

         21st: The Tenant shall pay to the Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. If such rent or charge or expenses are not so paid the same be added to the next month's rent thereafter to become due.

         22nd: That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, or suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the tenant agrees to pay on demand any such increase.

         23rd: If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to said default, removal, expiration of lease, or vacates the demised premises prior to the issuance of the final order or exercise of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant the shall become the property of the Landlord.

         24th: The failure of the Landlord to insist upon strict performance of any of the covenants or conditions of this lease or to exercise any option herein conferred in any one or more instances, shall not be construed as a waiver or relinquishment for the future of any such covenants, conditions or options, but the same shall be and remain in full force and effect.

         25th: In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry by the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserve and the rent collected and received, if any, by the Landlord, during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected, if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained.

         26th: If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the tenant.

         27th: This lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order, regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

         28th: Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to a prior Tenant wrongfully holding over or any other person wrongfully in possession or for any other reason; in such event the rent shall not commence until possession is given or available, but the term herein shall not be extended. Continued on attached rider.

         29th: This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

         29A: Tenant shall have the right to assign this lease or sublet the demised premises, in whole or in part, to any corporation into or with which Tenant may be merged or consolidated or to any corporation which shall be affiliate, subsidiary, parent or successor of Tenant, or of a corporation into or with which Tenant may be merged or consolidated, or to a partnership the majority interest in which shall be owned by stockholders of Tenant or any such corporation.

         And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided, however, that his covenant shall be conditioned upon the retention of title to the premises by the Landlord.

         And it is further understood and agreed, that the covenants and agreements herein contained are binding on the parties hereto and upon their respective successors, heirs, executors, administrators and assigns.

         It is further expressly agreed that the words used in the singular shall include words in the plural where the text of this instrument so requires.

         IN WITNESS WHEREOF, the parties have inter-changeably set their hands and seals or caused these present to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed this 17th day of June, 1987.

Signed, Sealed and Delivered
   in the presence of:                          NEW ROAD ASSOCIATES


                                                By:  /s/
                                                   -----------------------------
                                                    Name: [Authorized Signatory]
                                                    Title:


                                                 PUROLATOR COURIER CORP.


                                                 By:  /s/
                                                   -----------------------------
                                                    Name: [Authorized Signatory]
                                                    Title:

                        RIDER TO LEASE AGREEMENT BETWEEN
                        NEW ROAD ASSOCIATES, LANDLORD AND
                         PUROLATOR COURIER CORP., TENANT


         1.       Clause 4 cont'd

         *after written notice of the necessity therefore

         **Tenant shall not be responsible for making structural alterations not related to Tenant's particular use of the premises, nor shall Tenant be obligated to make repairs pertaining to conditions existing prior to the commencement of the Lease, including without limitation those of the National Board of Fire Underwriters or any other body ever hereafter exercising similar functions.

         2.       Clause 6 cont'd

         Tenant shall have the right to make alterations without Landlord's prior written consent provided said alterations are at a cost not to exceed $10,000.00. Tenant shall obtain Landlord's prior written consent for all proposed alterations of a cost in excess of $10,000.00, which consent shall not be unreasonably withheld.

                  Tenant shall remove all alterations at the termination or sooner expiration of the Lease term and shall restart the premises to the condition existing at the commencement of the Lease.

         3.       Clause 7 cont'd

         *Sixty (60) days from the date of damage

         Tenant shall have the right to terminate the within Lease in the event that Landlord fails to repair the premises within 6 months of its decision to rebuild, in the event of total destruction, &/or within 6 months of receipt of notice of damage, in the event of partial destruction.

         4.       Clause 10 cont'd

         *either by force or otherwise without being liable to prosecution therefor

         5.       Clause 15 cont'd

         Tenant shall have a five (5) day grace period after written notice within which to cure defaults of monetary provisions of this Lease Agreement, and a thirty (30) day grace period after written notice within which to cure defaults of nonmonetary provisions of this Lease Agreement, or if same cannot with due diligence be cured within thirty days, to begin to cure and faithfully carry said cure to completion.

         6.       Clause 16 cont'd

         and a refusal to execute such instruments shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this Lease without incurring any expense or damage, and the term hereby granted is expressly limited accordingly.

         7.       Clause 28 cont'd

         In the event that occupancy Is not delivered to Tenant within 120 days of Landlord's receipt of both the executed copy of this agreement and written approval by Tenant of plans for the demised premises, Tenant shall have the right to terminate this Agreement.

         8.       Clause 32 cont'd

         It is understood that the building of which the demised premises forms a part is not fully assessed for real estate tax purposes, and further that the date of said full assessment is unknown. It is understood and agreed that Tenant shall not be liable for any increase in the real estate taxes which is occasioned by an increase in the tax assessment, after the building is fully assessed, due to an expansion, renovation, or redesign of the building or premises or any part thereof by Landlord which does not benefit Tenant.

                        RIDER TO LEASE AGREEMENT BETWEEN
                             NEW ROAD ASSOCIATES AND
                  PUROLATOR COURIER CORP. U.S. COURIER DIVISION

         30. Notwithstanding anything to the contrary contained herein (including without limitation, the provisions of Paragraph 2nd hereof), it is agreed that the Tenant shall be responsible for the making of necessary interior non-structural repairs to the demised premises and that the Landlord shall be responsible for the making of necessary structural repairs, interior and exterior, exterior repairs and roof repairs; provided, however, that Tenant shall be responsible for any necessary structural, exterior, and roof repairs if required by reason of the negligence or misconduct of the Tenant, its agents, employees, contractors, or invitees.

         31. Each party shall cause endorsements to be added to their respective policies of insurance covering any insurable interest it may have with respect to the demised premises or any property thereon, which will provide that the insurers waive all rights to subrogation to the rights of the insured party against the other party to this Lease in connection with any loss or damage covered by said policies. If any such waiver of subrogation is obtainable only upon such payment of an additional premium, then the obligation to obtain such waiver of subrogation shall be conditioned upon the payment of such additional premium by the party for whose benefit such waiver is sought.

         32.      Municipal Real Estate Taxes.

                  a. Tenant shall pay as additional rent its proportionate share of all municipal real estate taxes, assessments, water and sewer rents, and governmental impositions, duties and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and whether now within the contemplation of the parties or not, and each and every installment of each of them, which shall or may during the term of the Lease be charged,laid, levied, assessed or imposed upon the premises of which the demised premises form a part or upon any sidewalks or streets in front of or adjoining the said premises, or which may become due and payable with respect thereto, and any and all taxes, charges, laid, levied, assessed or imposed in lieu of the foregoing, under or by virtue of any present or future laws, rules, requirements, orders, directions, ordinances, or regulations of the United States of America or of the state, county, municipal, governmental or lawful authority whatsoever; all to the extent applicable to the term of this Lease. (continued on attached Rider)

                  b. Nothing herein contained shall require or be construed to obligate Tenant to pay any franchise, corporation, capital stock, capital levies, transfer, estate or inheritance, income or excess profits tax imposed upon Landlord or upon its successors or assigns of any of them. If, however, date hereof shall be altered so as to cause the whole or, any part of the real estate taxes, assessments, levies, impositions or other charges now or hereafter levied, assessed or imposed on the premises or any interest therein or portion thereof to be levied, assessed or imposed, wholly or partially, as a capital levy, or otherwise on the Landlord or its assigns, or on any rents or other charge received under this Lease, or out of sales from or use of the premises, or any portion thereof or interest therein, or if any such tax, assessment, levy (including but not limited to any municipal, county, state or federal levy), imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon the premises or any portion thereof or interest therein, and/or upon any other taxable interest, in the portion of the sums which Tenant is required to pay hereunder in lieu of the methods of taxation prevailing on the date hereof shall be Tenant's proportionate share of all such taxes, assessments, levies, impositions or charges, to the extent that they are so measured or based, and the same shall be deemed to be included with the term real estate taxes for the purposes hereof to the extent the same would be payable if the premises were the only property of Landlord subject thereto, and if the income from the premises were, the only taxable income of Landlord during the year in question.

                  c. All real estate taxes, assessments and other charges and installments thereof shall become payable for apportioned pro rata between Landlord and Tenant in accordance with the respective periods during which Tenant shall be in possession of the demised premises in said respective tax years.

                  d. Tenant's proportionate share of all taxes, assessments, levies, impositions and charges for any tax year shall be determined by multiplying the same by the following fraction:

                  Total number of square feet
                          demised herein         =       19,037   =   25.22%
                  ---------------------------            ------
                  Total number of square feet            75,483
                          in building

                  e. Landlord may bill Tenant each month during the term of this Lease Agreement for Tenant's estimated proportionate share of municipal real estate taxes, assessments, added assessments, omitted assessments, water rents, and other charges or any other governmental impositions, duties and charges, and Tenant shall pay same within thirty (30) days after receipt of said bill. The said aggregate monthly payment by Tenant or other payments by Tenant made during each calendar year of this Lease Agreement shall be adjusted at the end of each calendar year of this Lease Agreement in accordance with the actual municipal real estate taxes, assessments, added assessments, omitted assessments, water rent and charges and other governmental impositions, duties and charges during said calendar year, and Landlord upon demand shall reimburse Tenant for any overpayment of same received by Landlord and Tenant shall remit to Landlord upon demand any underpayment.

                  f. If the Landlord shall receive any monetary refund, rebate or credit for any item of tax, assessment, levy, imposition, or charge with respect to which the Tenant has paid Landlord its proportionate share hereunder, the proceed or benefit thereof, after deducting all expenses incurred in obtaining the same, shall be paid by Landlord to Tenant to the extent necessary to reimburse the Tenant for any sums previously paid by Tenant pursuant to the Paragraph 30 based upon the Tenant's proportionate share thereof.

                  g. Landlord agrees that it will not repay any assessment and that it will pay for any such assessment in installments over the longest period of time permitted by law.

                  h. Tenant shall have the right to contest with any governmental authority the amount of any tax, assessment, levy or imposition, provided that it shall have paid to Landlord the entire amount of such tax, assessment, levy or imposition.

         33.      Parking, etc.

                  Tenant shall have the right to utilize fifteen (15) parking spaces depicted on Exhibit 3 attached to this Lease Agreement. During the term hereof the Landlord shall, at its cost and expense, maintain the driveways, entrances, exists, parking area and common areas shown on Exhibit 3 hereof in good order and repair and shall keep the same clean and free from snow and ice.

         34.      Exculpation.

                  Notwithstanding anything to the contrary contained herein, it is agreed (a) that if Landlord or any successor in interest is a corporation, there shall be no personal liability on the part of any stockholder, officer or director of such corporation or any subsidiary, affiliate, joint venturer, or partner of such corporation with respect to any obligation of the Landlord hereunder or in connection herewith, and (b) that if Landlord is a firm, partnership, joint venture or association, there shall be no personal liability on the part of any partner, general or limited, or member thereof with respect to any obligations hereunder or in connection herewith. If Landlord shall be in breach or default with respect to its obligations under this Lease, Tenant agrees (a) that it shall look solely to the estate, equity and interest of Landlord in the land and building of which the demised premises form a part for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord hereunder and (b) that there shall be no personal liability on the part of Landlord or its stockholders, officers, directors, subsidiaries, affiliates, joint venturers, partners or members for the collection of any such judgment or other judicial process beyond their respective interests in the land and building of which the demised premises form a part. The provisions hereof shall not, however, be deemed a waiver or modification or Tenant's rights or Landlord's obligations under this Lease, nor shall it prevent Tenant from obtaining judgment against the Landlord in case of such breach or default to the extent that the same shall be a lien against Landlord's equity or interest therein, nor from asserting any setoff or deduction against the rents payable under this Lease to which Tenant may be entitled under this Lease, or by judgment in its favor.

         35.      Fire and Extended Coverage Insurance

                  Landlord shall be obligated to insure the premises to its full insurable replacement value including Landlord's loss of rent, against the perils covered by standard fire and extended coverage policies, and Tenant shall be responsible for payment of premiums for same as provided in Paragraph 39 hereof. In the event that it shall be impossible to obtain fire and extended coverage insurance on the buildings and improvements on the demised premises in an amount, in the form and with fire insurance companies reasonably acceptable to Landlord, because of any reason due to or connected with the occupancy of Tenant, the Landlord may at its option, at any time thereafter, terminate this Lease and the term thereof by giving the Tenant ten (10) days notice in writing of its intention to do so, provided, however, that this Lease shall not terminate if Tenant shall procure the insurance required hereunder prior to the expiration of the 10-day notice period set out above.

                  For the purpose of determining value, the Landlord may determine same by setting forth its determination in a Certification of Replacement Value which shall then constitute the minimum replacement value referred to herein.

         36.      Public Liability.

                  Tenant shall maintain during the term of this Lease comprehensive general public liability and property damage with an insurance company licensed to do business in the State of New Jersey with a single limit of no less than Three Million Dollars ($3,000,00.00) for personal injury or death, and said policy shall include property damage limit of One Hundred Thousand Dollars ($100,000.00) with an insurer of Tenant's selection reasonably satisfactory to Landlord.

         37.      Endorsements Non-Cancelable Provisions.

                  Certificates of insurance shall be furnished to Landlord and shall carry endorsements thereon for the benefit of the Landlord and Tenant and Landlord's mortgagees, agents, servants and employees and all persons claiming against the Landlord and/or Tenant as their respective interest may appear.

                  Each policy shall contain an endorsement to the effect that said policy shall not be cancelled or modified without ten (10) days' prior notice to Landlord.

         38.      Renewals.

                  At least fifteen (15) days prior to the expiration or termination date of any of the insurance policies, Tenant shall deliver to Landlord a Certificate of Insurance.

         39.      Premium Payment and Other Insurance.

                  Tenant shall pay its proportionate share of all reasonable insurance premiums for insurance coverages required to be obtained by Landlord and/or Tenant as herein provided. In addition, Tenant shall obtain at its cost and expense such other insurance and in such amounts as may from time to time be reasonably required by Landlord or the fee mortgagee.

         40. Mutual Release of Liability to Extent of Recovery of Insurance Proceeds.

                  Neither the Landlord nor the Tenant shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the demised premises or the adjoining property, or in any manner growing out of or connected with the Tenant's use and occupation of the demised premises, or the condition thereof, or of the adjoining property, whether or not caused by the negligence or other fault of the Landlord or the Tenant or of their respective agents, employees, subtenants, licensees, or assigns. This release shall apply only to the extent that such business interruption, loss or damage to property, or injury to or death of persons covered by insurance, regardless of whether such insurance is payable to or protects the Landlord or the Tenant or both. Nothing in this paragraph shall be construed to impose any other or greater liability upon either the Landlord or the Tenant then would have existed in the absence of this paragraph. This release shall be in effect only so long as the applicable insurance policies contain a clause incorporating the foregoing and to the effect that this release shall not affect the right of the insured to recover under such policies. Such clauses shall be obtained by the parties whenever possible. Landlord and/or tenant shall obtain appropriate clauses pursuant to which their respective insurance carriers waive rights of subrogation.

         41.      Reimbursement of Landlord's Expenses.

                  Landlord or its agents, at Landlord's expense, subject to the reimbursement formula hereinafter set forth in this paragraph may incur reasonable and bonafide operating expenditures in connection with the building of which the demises premises form a part. All costs and expenditures reasonably required in connection with the operation and maintenance of the building and the surrounding premises shall be reimbursed by the Tenant to the Landlord in accordance with said formula provided that each other Tenant or occupant of the building within which the demised premises are located shall be required to reimburse Landlord for such costs and expenses on a proportionate basis. Without limiting in any manner whatsoever the generality of the foregoing, such costs and expenditures shall include the following:

                  a. Cost and expenditures relating to the removal of snow, ice, debris, garbage and waste; and

                  b. Cost and expenditures relating to maintenance of landscaping, planting and shrubbery; and

                  c. All cost and expenditures such as insurance premiums required by Landlord in connection with the protection of the Landlord and the Tenant; and

                  d. All costs and expenditures relating to the repair and replacement of heating facilities, plumbing facilities, sewage facilities, air-conditioning facilities, electrical facilities, and all other facilities necessary for the maintenance of the building; and

                  e. All cost and expenditures reasonably incurred by Landlord pertaining to or related with Landlord's maintenance of the building and adjoining area. In each rental year, Tenant shall pay Landlord, as additional rent, Tenant's proportionate share of Landlord's costs and expenditures as specified above in accordance with a fractional share computed as follows:

                  Total number of square feet
                          demised herein           =     19,037    =   25.22%
                  ----------------------------           ------
                  Total number of square feet            75,483
                          in building

                  Said fractional share shall then be applied to Landlord's costs and expenditures to determine Tenant's proportionate share of same.

                  The charge required hereunder shall be paid by Tenant in such installments and in such amounts as are reasonably estimated and billed by the Landlord during the term of this Lease Agreement. Each installment shall be due and payable on the first day of each month after the installment is billed to the Tenant.

                  Within sixty (60) days after the end of Landlord's fiscal year or calendar year, whichever is applicable, inclusive of the year during which the term of this Lease is terminated, Landlord shall make available for Tenant's inspection Landlord's records relating to the operating expenses for such preceding 12-month period, and the monthly payments to be made by Tenant thereafter shall be adjusted and revised to compensate for any overpayment or underpayment made by the Tenant in such preceding 12-month period.



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         42.      Utility Charges.

                  a. The Tenant shall pay as and when the same become due and payable all water rents, rates and charges, and all charges for electricity, gas, heat and hot water, and other utilities supplied in the demised premises.

                  b. All utility charges shall be deemed to be additional rent, and Landlord shall have the remedies for default in payment for same as are provided for in Default paragraph of this Lease Agreement.

         43.      Net Rent.

                  In addition to the Basic Rent hereinbefore reserved, except as otherwise provided in this Lease, Tenant shall pay any and all of the charges, costs and expenses arising out of its use or occupation of the demised preemies of whatsoever nature, kind or description as additional rent.* In the event of non-payment, Landlord shall have all the rights and remedies herein provided and as provided by law in the case of non-payment of rent or of breach of condition. If the Tenant shall default in making any payment required to be made by the Tenant, or shall be in default in performing any terms, covenants, or conditions of this Lease on the part of the Tenant to be performed, which shall involve the expenditure of money by Tenant, Landlord, at its option, may after ten (10) days written notice to Tenant, but shall not be obligated to make such payment, or on behalf of Tenant, expend such sums as may be necessary to perform and fulfill such terms, covenants or conditions, and any and all sums so expended by Landlord, with interest thereon at the rate of 15% per annum from the date of such expenditure shall be and be deemed to be additional rent, and shall be repaid by Tenant to Landlord on demand, and in the case of non-payment of any other additional rent. However, no such payment or expenditure by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any of the remedies of Landlord by reason of such default.

         It is the intention of the parties that the rent specified herein shall be net to the Landlord.*

         *with the exception of the cost of those items, which shall be borne by Landlord pursuant to the terms of the within Lease Agreement.

         45.      Brokers.

                  Each party represents to the other that there are no brokers involved with or entitled to any commission or other compensation in connection with the execution of this Lease Agreement other than Sitar Realty Company which obligation shall assumed by Landlord in accordance with a written agreement between Sitar Realty Company and Landlord. Each party agrees to indemnify the other and holds it harmless from damage or claims by any third party other than Sitar Realty Company claiming a commission allegedly arising from acts of the indemnifying party. Such indemnification shall include but shall not be limited to, all commission claims, as well as all costs, expenditures, legal fees and expert




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fees, reasonably incurred by the Landlord in defending any claim by any third party other than Sitar Realty Company. Landlord warrants and represents to Tenant that it has not dealt with any broker except Sitar Realty Company.

         46.      E.C.R.A.

                  Tenant shall, at Tenant's own expense, comply with the Environmental Cleanup Responsibility Act, N.J.S.A. 13:K-6 et seq. and the regulations promulgated thereunder, ("ECRA") to line with the closing, termination or transfer of Tenant's operation at the premises. Tenant shall also provide all information within Tenant's control requested by Landlord or the Bureau of Industrial Site Evaluation ("the Bureau") of the New Jersey Department of Environmental Protection ("NJDEP") for preparation of nonapplicability affidavits should Landlord or NJDEP so request, and Tenant shall promptly execute and submit such affidavits should the information contained therein be found by Tenant to be complete and accurate. Tenant shall obtain a Letter of Non-Applicability from the Bureau of Industrial Site Evaluation of the Department of Environmental Protection where there is closing, termination or transfer Tenant's operations off the premises. Nothing in this paragraph 46 of the Lease shall be construed as requiring Tenant to clean up any spill or discharge of hazardous substances or wastes not caused by Tenant, its invitees or agents nor shall it be construed as prohibiting Tenant from bringing gasoline or heating oil on the Premises. In the event Tenant cannot obtain a Letter of Non-Applicability and/or should the Bureau or any other division of NJDEP determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances as wastes at the premises which occur during the term this Lease, the Demised Premises and common area of which were caused by Tenant, its agents, employees, invitees, then Tenant shall, at Tenant's own expenses prepare and submit the required plans and financial assurances, and carry out the approved plan. In the event that ECRA compliance becomes necessary at the Premises due to any action or Landlord's execution of a sale agreement for the Premises, any change in ownership of the Premises, initiation of bankruptcy proceedings, Landlord's financial reorganization or sale of the controlling share of Landlord's assets, then Landlord shall comply with ECRA and all requirements of the Department of Environmental Protection at Landlord's own expense

                  Landlord represents and warrants to Tenant that the premises is in full compliance with all New Jersey and federal environmental law, including, but not limited to ECRA and all rules and regulations of NJDEP and its divisions. Landlord shall indemnify and defend Tenant from and against any and all liabilities, losses and costs, including Tenant's reasonable counsel fees, which Tenant may incur by reason of Landlord's breach of the provisions of this paragraph.